Annual Report

                                SPECTRUM
                                FUNDS

                                DECEMBER 31, 2001
[logo]

T. ROWE PRICE

          REPORT HIGHLIGHTS
          ------------------------
          Spectrum Funds

        o Stocks fell as the U.S. slid into recession, global economies slowed, and the world dealt with September's terrorist attacks.

        o Bonds outperformed stocks for a second year, though returns waned in the fourth quarter.

        o The Spectrum Funds produced mixed results versus their benchmarks and peer funds for the 6- and 12-month periods ended December 31.

        o As the U.S. economy improves, the global economy should gradually recover as well, and securities markets should reflect the positive trends.

          REPORTS ON THE WEB

          Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.

FELLOW SHAREHOLDERS

In the past year, the U.S. economy fell into its first recession in a decade and the nation was stunned by the September terrorist attacks. Despite the Federal Reserve's aggressive rate-cutting measures, the economy continued to weaken. International stock markets also reflected the turmoil with great volatility, particularly in the second half. However, in an amazing display of resiliency, most stock markets rallied strongly in the fourth quarter. Bonds performed well, as they had in 2000, but retreated at the end of 2001 as investors anticipated an upturn in the economy sending yields higher in November and December.

     MARKET ENVIRONMENT
          It was a chaotic year in stock markets worldwide. The Fed's moves in early 2001 to preempt an economic slowdown were initially met with enthusiasm. But the enthusiasm and ensuing stock market strength ended abruptly when the depth of the economy's slide began to be apparent. Economic news was also discouraging over the past six months. Corporations worked through excess inventory and capacity, consumer spending decelerated, unemployment rose, and production fell on a global basis. Stocks plunged in the third quarter and bottomed on September 21. A powerful fourth-quarter rally ensued as investors showed their ability to look over the valley and focus on what was sure to be improvement from

[bar chart]

   GLOBAL EQUITY RETURNS

   Periods Ended 12/31/01             6-Month Return    12-Month Return
   S&P 500 Stock Index                   -5.56%            -11.89%
   Russell 2000 Index                    -4.09               2.49
   MSCI EAFE Index                       -7.95             -21.21
   MSCI Emerging
   Markets Free Index                    -0.74              -2.37


[end bar chart]
          the current state of business. Cyclicals and particularly growth stocks (tech, media, and telecom) rallied sharply but were unable to fully recover from earlier losses.

          Domestic markets including the large-cap S&P 500 Stock Index and the small-cap Russell 2000 Index lost 5.56% and 4.09%, respectively, during the last six months. As in the first half, investors were generally rewarded for buying value stocks rather than growth, and small capitalization stocks continued to outperform large. Similarly, foreign markets fell, with the Morgan Stanley EAFE (Europe, Australasia, and Far East) index down 7.95% for six months and the MSCI Emerging Markets Free Index off 0.74% for the same period.

          Full-year results were similarly negative for large-cap domestic and foreign stocks. The S&P 500 declined 11.89%, the MSCI EAFE lost 21.21%, and emerging markets fell a less severe 2.37%. Small-cap domestic equities bucked the 12-month slide; the Russell 2000 Index recorded a modest 2.49% annual return.

[line chart]

INTEREST RATE LEVELS
           30-Year            5-Year           90-Day
           Treasury Bond      Treasury Note    Treasury Bill
 12/31/00     5.44                4.98              5.84
              5.50                4.77              4.99
              5.31                4.65              4.85
 3/31/01      5.44                4.56              4.28
              5.79                4.88              3.88
              5.75                4.91              3.61
 6/30/01      5.76                4.95              3.65
              5.52                4.53              3.52
              5.37                4.38              3.36
 9/30/01      5.42                3.80              2.37
              4.87                3.47              2.01
              5.29                4.06              1.72
 12/31/01     5.47                4.30              1.72

[end line chart]

          Bonds outperformed stocks at home and abroad for a second year.
          The global slowdown, tame inflation, and vigorous central bank easing created a favorable environment for bonds. In the U.S., short-term interest rates dropped to 40-year lows as the Fed cut rates 11 times to 1.75%. Overseas, central banks also lowered rates, but not as aggressively.

          Throughout 2001, the 90-day Treasury bill closely tracked the federal funds rate. Longer-term rates, however, retraced some of their declines toward the end of the year. Five-year Treasury notes, which yielded 4.98% at the end of 2000, dropped to 3.47% at the end of October, then spiked to 4.30%. The 30-year Treasury bond yield fell modestly in the first 10 months of 2001, but closed the year above where it started, in part because the Treasury announced it was suspending the sales of these securities.

          Declining interest rates are generally positive for bond prices (an inverse relationship), and in the first six months of the year U.S. bond returns were strong. However, in the second half, intermediate- and long-term bond returns were positive but modest. Foreign bond returns were generally higher in local currencies in 2001 than in 2000, but the dollar's strength early in the year eroded gains for U.S. investors.

     YEAR-END DISTRIBUTIONS

          The Spectrum Funds' Board of Directors declared year-end distributions as follows: for Spectrum Growth an income dividend of $0.16, a short-term capital gain of $0.06, and a long-term capital gain of $0.22 per share; for Spectrum Income, a long-term capital gain of $0.02 per share, and of course income dividends are paid at the end of each month; for Spectrum International an income dividend of $0.18, a short-term capital gain of $0.01, and a long-term capital gain of $0.14 per share. These distributions were paid on December 13 to shareholders of record December 11. You should have already received a check or a statement reflecting these distributions and, for taxable accounts, Form 1099-DIV reporting them for 2001 tax purposes.

PERFORMANCE COMPARISON

     Periods Ended 12/31/01                 6 Months                12 Months
     --------------------------------------------------------------------------

     Spectrum Growth Fund                     -2.62%                  -7.63%
     ..........................................................................
     Lipper Multi-Cap Core
     Fund Index                               -5.94                   -10.76
     ..........................................................................
     S&P 500 Stock Index                      -5.56                   -11.89
     ..........................................................................

     SPECTRUM GROWTH FUND

          Your fund posted modest losses during the challenging 6- and 12-month periods. However, as shown in the table, returns exceeded the Lipper Multi-Cap Core Fund Index and the broad S&P 500 Stock Index. During the year, there were two distinct equity-market environments. Stocks were generally weak through the third quarter, particularly following the four-day trading suspension after the September 11 terrorist attacks. The fourth quarter saw a strong rebound that lifted the fund more than 15%.

          Reflecting the credible returns of value stocks, the best performers in the 6- and 12-month periods were the Mid-Cap Value and Equity Income Funds, which were both increased as a percentage of the portfolio in the third quarter. Those funds gained 14.36% and 1.64%, respectively, in 2001. The largest performance detractors were the International Stock and Blue Chip Growth Funds, which declined 22.02% and 14.42% for the past 12 months, respectively.

[pie chart]

SECURITY DIVERSIFICATION
   Spectrum Growth Fund
   Large-Cap Stocks                           44%
   Mid-Cap Stocks                             18%
   Small-Cap Stocks                            9%
   Cash                                        3%
   International Stocks                       26%

   Based on net assets as of 6/30/01.

[end pie chart]

          As international stocks fell in the last six months, we selectively added foreign equities at valuations we viewed as attractive and maintained our 26% international allocation. We remain optimistic about the long-term growth prospects for equities based outside the U.S. Among domestic equities, we increased our allocation to mid- and large-caps, and modestly pared our small-cap holdings, which have outperformed large-caps over the last two years.

     SPECTRUM INCOME FUND

     PERFORMANCE COMPARISON

     Periods Ended 12/31/01            6 Months        12 Months
     -----------------------------------------------------------
     Spectrum Income Fund                 2.87%            4.59%
     ...........................................................
     Lipper General Bond
     Funds Average                        2.65             5.52
     ...........................................................
     Lehman Brothers U.S.
     Aggregate Index                      4.66             8.44
     ...........................................................

          The Spectrum Income Fund delivered returns that were positive though uninspiring. For the six-month period our 2.87% gain modestly exceeded the 2.65% advance for the Lipper General Bond Funds Average, yet lagged the Lehman Brothers U.S. Aggregate Index. Our full-year 4.59% return, while positive, underperformed the gains posted by both of our benchmarks.

          As mentioned earlier, bond markets were strong in the first 10 months of the year but turned negative in the last two as intermediate- and long-term rates rose and stocks surged. Bonds in these sectors were weak in the second half and flat or lower in the final quarter. Bucking that trend, high-yield bonds and income-paying stocks generated positive returns in the fourth quarter and six months.

          The fund's largest component, the high-grade bonds (47% of net assets), contributed to returns throughout 2001. Foreign bonds were mixed and our allocation remained relatively unchanged during the last year. The fund's significant exposure to developed-market foreign bonds, owned largely through the International Bond Fund, helped returns in the second half. Emerging market bonds were strong but account for only a small portion of our foreign bond holdings.
          Our stake in value-oriented dividend-paying stocks posted solid fourth-quarter returns and a modest contribution to full-year results.

[pie chart]

SECURITY DIVERSIFICATION

   Spectrum Income Fund
   Money Market                            4%
   High-Grade Bonds                       47%
   High-Yield Bonds                       18%
   International Bonds                    17%
   Stocks                                 14%

   Based on net assets as of 12/31/01.


[end pie chart]

          Because interest rates declined in 2001, dividend income fell to $0.30 from $0.33 six months ago, and $0.35 in the six-month period 12 months earlier. Over the last six months, the fund's duration (sensitivity to interest rate changes) rose modestly to 5.4 years and the average bond quality edged up a notch to AA- from A+.

     SPECTRUM INTERNATIONAL FUND

          International stock markets languished in the 6- and 12-month periods ended December 31, 2001. Your fund returned -6.22% for the last six months and -19.71% for the year. As shown in the table, performance exceeded the average international fund, as measured by Lipper, and was in line with the Combined Index Benchmark. The purpose of the combination benchmark is to reflect the

PERFORMANCE COMPARISON

     Periods Ended 12/31/01            6 Months        12 Months
     -----------------------------------------------------------
     Spectrum International Fund         -6.22%          -19.71%
     ...........................................................
     Lipper International
     Funds Average                       -8.72           -21.71
     ...........................................................
     Combined Index Benchmark*           -6.78           -19.47
     ...........................................................

     *90% MSCI EAFE/10% J.P. Morgan Non-U.S. Dollar
     Government Bond Index.

          fund's allocation to foreign bonds even though, at present, we have a minimal 2.0% exposure to emerging market bonds and none to developed-market debt. The fund's underweighting in foreign bonds, which performed better than stocks as an asset class, detracted from returns over the last six and 12 months.

[pie chart]

GEOGRAPHIC DIVERSIFICATION

   Spectrum International Fund
   Europe                                 71%
   Japan                                  11%
   Far East                                7%
   Others & Reserves                       6%
   Latin America                           5%

   Based on net assets as of 12/31/01.

[end pie chart]

          European stocks are the dominant influence on fund performance. Our total exposure to Europe through all of the underlying funds is 71%, up from 64% six months ago. The European Central Bank (ECB) was slow to lower interest rates last year because of inflationary fears. The ECB's reluctance was a negative for stock performance and contributed to the euro's 5.5% decline against the dollar. In the past six months, we trimmed our Japanese stock holdings to 11% from 14% at midyear--a decision that was beneficial because Japan continued to underperform all global markets. Other regions, including Asia and emerging markets, declined less than the fund, but in our view, offer weaker prospects for a near-term recovery than the developed markets where we are heavily invested.

          Our largest fund component, the International Stock Fund, declined 6.81% for six months, and 22.02% for 12 months. Our current 48% allocation is neutral, given the fund's 35% to 65% established range. The European Stock Fund component, at 30% of assets, was raised to the maximum allocation in the last six months.

     OUTLOOK

          We expect the U.S. to emerge from recession in 2002. Monetary easing by the Federal Reserve is beginning to flow through to broader financial areas, pointing to an end to the economic downturn in the months ahead. Low interest rates and limited inflation should improve the prospects of economically sensitive stocks. However, equities in the U.S. and Europe are not cheap on fundamental grounds. Nonetheless, we believe the worst of the stock market sell-off is now behind us as investors look ahead to a return to corporate profit growth.

          The possibility of steady or falling interest rates around the globe should also serve to produce positive total returns for fixed-income investors. The diversified approach of the Spectrum Funds provides investors with a balanced way to participate in the long-term potential of all these markets while avoiding placing all of their assets in a single basket.

          Respectfully submitted,

          /s/Edmund M. Notzon III

          Edmund M. Notzon III
          President of the Spectrum Funds and chairman of the Investment Advisory Committee

          January 22, 2002

          The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds' investment program.

T. ROWE PRICE SPECTRUM FUNDS
-------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS

     TEN LARGEST HOLDINGS
                                                                         Percent of
     (Of the combined underlying funds at 12/31/01)                      Net Assets
                                                                           12/31/01
     Spectrum Growth Fund
     -------------------------------------------------------------------------------
     Citigroup                                                                  1.3%
     ...............................................................................
     Pfizer                                                                     1.1
     ...............................................................................
     Vodafone                                                                   1.1
     ...............................................................................
     GlaxoSmithKline                                                            1.0
     ...............................................................................
     American Home Products                                                     0.9
     -------------------------------------------------------------------------------
     Freddie Mac                                                                0.8
     ...............................................................................
     Exxon Mobil                                                                0.7
     ...............................................................................
     Tyco International                                                         0.6
     ...............................................................................
     First Data                                                                 0.6
     ...............................................................................
     GE                                                                         0.6
     -------------------------------------------------------------------------------
     Total                                                                      8.7%

     TEN LARGEST HOLDINGS
                                                                        Percent of
     (Of the combined underlying funds at 12/31/01)                     Net Assets
                                                                          12/31/01

     Spectrum International Fund
     -------------------------------------------------------------------------------
     GlaxoSmithKline                                                            3.5%
     ...............................................................................
     TotalFinaElf                                                               2.4
     ...............................................................................
     Royal Bank of Scotland                                                     2.4
     ...............................................................................
     Vodafone                                                                   2.2
     ...............................................................................
     Reed International                                                         1.8
     -------------------------------------------------------------------------------
     ING Groep                                                                  1.6
     ...............................................................................
     Shell Transport & Trading                                                  1.6
     ...............................................................................
     Nokia                                                                      1.5
     ...............................................................................
     Nestle                                                                     1.5
     ...............................................................................
     Sanofi-Synthelabo                                                          1.5
     -------------------------------------------------------------------------------
     Total                                                                     20.0%

     Note: Tables exclude reserves.

T. ROWE PRICE SPECTRUM FUNDS
-------------------------------------------------------------------------------
     PORTFOLIO HIGHLIGHTS

     KEY STATISTICS

                                                                 6/30/01   12/31/01
     Spectrum Income Fund
     -------------------------------------------------------------------------------
     Price Per Share                                             $10.62     $10.60
     ...............................................................................

     Capital Gain Distribution Per Share
     ...............................................................................
          Short-Term                                                 --         --
          ..........................................................................
          Long-Term                                                  --       0.02
          ..........................................................................

     Dividends Per Share
     ...............................................................................
          For 6 months                                             0.33       0.30
          ..........................................................................
          For 12 months                                            0.68       0.63
          ..........................................................................

     30-Day Standardized Yield to Maturity                         6.05%      5.55%
     ...............................................................................

     Weighted Average Maturity (years)*                             8.4        8.7
     ...............................................................................

     Weighted Average Effective Duration (years)*                   5.2        5.4
     ...............................................................................

     Weighted Average Quality**                                      A+        AA-
     -------------------------------------------------------------------------------

     * Excludes Equity Income Fund.
     **Based on T. Rowe Price research; excludes Equity Income Fund.

T. ROWE PRICE SPECTRUM FUNDS
-------------------------------------------------------------------------------

     PORTFOLIO HIGHLIGHTS

     TARGET ALLOCATIONS FOR UNDERLYING FUNDS

                                         Minimum-    Target at       Target at
                                         Maximum       6/30/01        12/31/01
     Spectrum Growth Fund
     --------------------------------------------------------------------------
     Growth Stock                         5-20%           9.5%           9.0%
     ..........................................................................
     Blue Chip Growth                     5-20            9.5            9.0
     ..........................................................................
     Equity Income                    7.5-22.5           14.0           14.5
     ..........................................................................
     Growth & Income                  7.5-22.5           13.5           13.5
     ..........................................................................
     New Era                              0-15            2.5            2.5
     ..........................................................................
     International Stock                 10-25           24.0           23.5
     ..........................................................................
     New Horizons                        10-25           21.5           20.5
     ..........................................................................
     Summit Cash Reserves                 0-25            0.0            0.0
     ..........................................................................
     Mid-Cap Value                        0-15            5.5            7.5
     ..........................................................................

     Spectrum Income Fund
     --------------------------------------------------------------------------
     New Income                          15-30           24.0           25.5
     ..........................................................................
     High Yield                          10-25           21.5           22.0
     ..........................................................................
     International Bond                   5-20           17.0           17.0
     ..........................................................................
     Equity Income                       10-25           15.0           13.0
     ..........................................................................
     GNMA                                 5-20           12.5           12.5
     ..........................................................................
     U.S. Treasury Long-Term              0-15            7.0            7.0
     ..........................................................................
     Emerging Markets Bond                0-10            3.0            3.0
     ..........................................................................
     Short-Term Bond                      0-15            0.0            0.0
     ..........................................................................
     Summit Cash Reserves                 0-25            0.0            0.0
     ..........................................................................

     Spectrum International Fund
     --------------------------------------------------------------------------
     International Stock                 35-65           48.0           48.0
     ..........................................................................
     European Stock                       0-30           29.0           30.0
     ..........................................................................
     Emerging Markets Stock               0-20            6.3            6.3
     ..........................................................................
     Japan                                0-30            6.0            5.0
     ..........................................................................
     New Asia                             0-20            3.7            3.2
     ..........................................................................
     International Discovery              0-20            3.0            3.0
     ..........................................................................
     Emerging Markets Bond                0-15            2.0            2.0
     ..........................................................................
     Latin America                        0-15            1.5            1.0
     ..........................................................................
     Emerging Europe & Mediterranean      0-15            0.5            1.5
     ..........................................................................
     Summit Cash Reserves                 0-25            0.0            0.0
     ..........................................................................

T. ROWE PRICE SPECTRUM FUNDS
-------------------------------------------------------------------------------

PERFORMANCE COMPARISON
-------------------------------------------------------------------------------

          These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[line chart]

SPECTRUM GROWTH FUND
---------------------------------------------------------------

                S&P 500 Stock   Lipper Multi-Cap   Spectrum
                     Index      Core Fund Index   Growth Fund
   12/31/91         10,000         10,000           10,000
   12/31/92         10,762         10,933           10,724
   12/31/93         11,847         12,282           12,974
   12/31/94         12,003         12,169           13,155
   12/31/95         16,514         16,088           17,097
   12/31/96         20,305         19,381           20,606
   12/31/97         27,080         24,473           24,191
   12/31/98         34,819         29,047           27,487
   12/31/99         42,145         35,080           33,314
   12/31/00         38,307         33,909           33,279
   12/31/01         33,754         30,260           30,738

[end line chart]

[line chart]

SPECTRUM INCOME FUND
------------------------------------------------------------------
                    Lipper                         Lehman Brothers
                  General Bond      Spectrum       U.S. Aggregate
                  Funds Average    Income Fund         Index
    12/31/91        10,000           10,000           10,000
    12/31/92        10,822           10,784           10,740
    12/31/93        12,230           12,117           11,787
    12/31/94        11,830           11,882           11,443
    12/31/95        13,974           14,189           13,558
    12/31/96        14,871           15,273           14,050
    12/31/97        16,355           17,134           15,406
    12/31/98        17,459           18,260           16,745
    12/31/99        17,597           18,307           16,607
    12/31/00        18,597           19,663           18,538
    12/31/01        19,547           20,566           20,103

[end line chart]

T. ROWE PRICE SPECTRUM FUNDS
-------------------------------------------------------------------------------

PERFORMANCE COMPARISON
-------------------------------------------------------------------------------

[line chart]

SPECTRUM INTERNATIONAL FUND
---------------------------------------------------------------------------

                   Combined       Lipper International       Spectrum
               Index Benchmark*     Funds Average        International Fund
12/31/96             10,000              10,000                10,000
12/31/97             10,157              10,619                10,242
12/31/98             12,229              12,042                11,499
12/31/99             15,114              16,941                16,041
12/31/00             13,175              14,244                13,681
12/31/01             10,610              11,170                10,985

       *90% MSCI EAFE/10% J.P. Morgan Non-U.S. Dollar Government Bond Index

[end line chart]


AVERAGE ANNUAL COMPOUND TOTAL RETURN
-------------------------------------------------------------------------------

          This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                                 Since    Inception
          Periods Ended 12/31/01         1 Year     5 Years     10 Years     Inception         Date
          -----------------------------------------------------------------------------------------
          Spectrum Growth Fund           -7.63%       8.33%       11.88%            -            -
          -----------------------------------------------------------------------------------------
          Spectrum Income Fund            4.59        6.13         7.48             -            -
          -----------------------------------------------------------------------------------------
          Spectrum International Fund   -19.71        1.90            -          1.90%    12/31/96

          Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE SPECTRUM GROWTH FUND
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS          For a share outstanding throughout each period
-------------------------------------------------------------------------------

                                      Year
                                     Ended
                                  12/31/01      12/31/00       2/31/99     12/31/98     12/31/97
NET ASSET VALUE
Beginning of period               $  15.72     $   17.71     $   16.45    $   15.93    $   15.13
                                  ................................................................
Investment activities
  Investment income (loss)            0.16          0.13          0.15         0.19         0.20
  Net realized and
  unrealized gain (loss)             (1.37)        (0.15)         3.19         1.88         2.40
                                  ................................................................
  Total from
  investment activities              (1.21)        (0.02)         3.34         2.07         2.60
                                  ................................................................
Distributions
  Investment income                  (0.16)        (0.12)        (0.17)       (0.18)       (0.20)
  Net realized gain                  (0.28)        (1.85)        (1.91)       (1.37)       (1.60)
                                  ................................................................
  Total distributions                (0.44)        (1.97)        (2.08)       (1.55)       (1.80)
                                  ................................................................
NET ASSET VALUE

End of period                     $  14.07     $   15.72     $   17.71    $   16.45    $   15.93
                                  ----------------------------------------------------------------

Ratios/Supplemental Data

Total return [diamond]             (7.63)%       (0.11)%        21.20%       13.62%       17.40%
...................................................................................................
Ratio of total expenses to
average net assets                   0.00%*        0.00%         0.00%        0.00%        0.00%
...................................................................................................
Ratio of net investment
income (loss) to average
net assets                           1.05%         0.70%         0.85%        1.09%        1.26%
...................................................................................................
Portfolio turnover rate               6.1%         11.6%         20.3%        17.9%        20.4%
...................................................................................................
Net assets, end of period
(in millions)                     $  2,373     $   2,889     $   3,031    $   2,768    $   2,605
...................................................................................................

[diamond]Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* See Note 4. The annualized weighted average expense ratio of the underlying funds was 0.87% for the year ended December 31, 2001.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
-------------------------------------------------------------------------------

                                    Year
                                   Ended
                                12/31/01       12/31/00       12/31/99       12/31/98       12/31/97
NET ASSET VALUE
Beginning of period             $  10.77       $ 10.71       $  11.50        $ 11.66         $ 11.20
                                ......................................................................
Investment activities
  Net investment income (loss)      0.63          0.62           0.67           0.72            0.71

  Net realized and
  unrealized gain (loss)           (0.15)         0.14          (0.64)          0.02            0.61
                                ......................................................................
  Total from
  investment activities             0.48          0.76           0.03           0.74            1.32
                                ......................................................................

Distributions
  Net investment income            (0.55)        (0.70)         (0.69)         (0.72)          (0.71)
  Net realized gain                (0.02)            -          (0.13)         (0.18)          (0.15)
  Tax return of capital            (0.08)            -              -              -               -
                                ......................................................................
  Total distributions              (0.65)        (0.70)         (0.82)         (0.90)          (0.86)
                                ......................................................................

NET ASSET VALUE

End of period                   $  10.60       $ 10.77       $  10.71        $ 11.50         $ 11.66
                               -----------------------------------------------------------------------

Ratios/Supplemental Data

Total return[diamond]              4.59%         7.40%          0.26%          6.57%          12.18%
.......................................................................................................
Ratio of total expenses to
average net assets                 0.00%*        0.00%          0.00%          0.00%           0.00%
.......................................................................................................
Ratio of net investment
income (loss) to average
net assets                         5.91%         6.03%          5.95%          6.22%           6.21%
.......................................................................................................
Portfolio turnover rate            22.7%         19.3%          18.6%          12.8%           14.1%
.......................................................................................................
Net assets, end of period
(in millions)                   $  2,465       $ 2,471       $  2,548        $ 2,574         $ 2,022
.......................................................................................................

[diamond]Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* See Note 4. The annualized weighted average expense ratio of the underlying funds was 0.80% for the year ended December 31, 2001.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
................................................................................

                                               Year                                           12/31/96
                                              Ended                                            Through
                                           12/31/01  12/31/00     12/31/99     12/31/98       12/31/97
NET ASSET VALUE
Beginning of period                    $    10.08    $    13.53   $   10.56    $   9.74      $  10.00
                                       .................................................................
Investment activities
  Net investment income (loss)               0.18          0.12        0.12        0.21          0.15
  Net realized and
  unrealized gain (loss)                    (2.17)        (2.10)       3.95        0.97          0.09(section)
                                       .................................................................
  Total from investment activities          (1.99)        (1.98)       4.07        1.18          0.24
                                       .................................................................
Distributions
  Net investment income                     (0.18)        (0.12)      (0.13)      (0.21)        (0.15)
  Net realized gain                         (0.15)        (1.35)      (0.97)      (0.15)        (0.35)
                                       .................................................................
  Total distributions                       (0.33)        (1.47)      (1.10)      (0.36)        (0.50)
                                       .................................................................
NET ASSET VALUE

End of period                          $     7.76     $   10.08   $   13.53    $  10.56      $   9.74
                                      ------------------------------------------------------------------

Ratios/Supplemental Data

Total return[diamond]                    (19.71)%      (14.71)%      39.49%      12.28%         2.42%
.........................................................................................................
Ratio of total expenses to
average net assets                          0.00%*        0.00%       0.00%       0.00%         0.00%
.........................................................................................................
Ratio of net investment income (loss)
to average net assets                       2.06%         0.94%       1.14%       1.94%         2.23%
.........................................................................................................
Portfolio turnover rate                     30.6%         42.5%       20.1%       31.7%         20.0%
.........................................................................................................
Net assets, end of period
(in thousands)                         $   64,153     $  81,843   $  82,846    $ 54,752      $ 51,050
.........................................................................................................

[diamond]Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* See Note 4. The annualized weighted average expense ratio of the underlying funds was 1.09% for the year ended December 31, 2001.
(section)The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the Fund's aggregate gains and losses because of the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND
-------------------------------------------------------------------------------
                                                              December 31, 2001

                                                             Percent of
STATEMENT OF NET ASSETS                                      Net Assets      Shares           Value
-----------------------------------------------------------------------------------------------------
                                                                                       In thousands

     T. Rowe Price International Stock Fund                        22.8%  49,159,892   $    540,267
     ................................................................................................
     T. Rowe Price New Horizons Fund                               22.0   23,028,332        521,131
     ................................................................................................
     T. Rowe Price Equity Income Fund                              14.3   14,342,672        339,204
     ................................................................................................
     T. Rowe Price Growth & Income Fund                            13.5   14,023,807        320,023
     ................................................................................................
     T. Rowe Price Growth Stock Fund                                8.7    8,567,984        207,174
     ................................................................................................
     T. Rowe Price Blue Chip Growth Fund*                           8.6    7,050,139        204,243
     ................................................................................................
     T. Rowe Price Mid-Cap Value Fund                               7.7   11,196,755        183,627
     ................................................................................................
     T. Rowe Price New Era Fund                                     2.4    2,574,588         57,259
     ................................................................................................

Total Investments

100.0% of Net Assets (Cost $2,175,743)                                                 $  2,372,928

Other Assets Less Liabilities                                                                   109
                                                                                       ..............

NET ASSETS                                                                             $  2,373,037
                                                                                      ---------------
Net Assets Consist of:

Undistributed net investment income (loss)                                             $        360

Undistributed net realized gain (loss)                                                        9,979

Net unrealized gain (loss)                                                                  197,185

Paid-in-capital applicable to 168,697,595 shares of $0.01
par value capital stock outstanding; 1,000,000,000 shares of
the Corporation authorized                                                                2,165,513
                                                                                       ..............

NET ASSETS                                                                             $  2,373,037
                                                                                      ---------------

NET ASSET VALUE PER SHARE                                                             $      14.07
                                                                                      ---------------

*Non-Income producing securities

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND
-------------------------------------------------------------------------------
                                                              December 31, 2001

                                                        Percent of
STATEMENT OF NET ASSETS                                 Net Assets       Shares         Value
-----------------------------------------------------------------------------------------------
                                                                                 In thousands
     T. Rowe Price New Income Fund                            25.5%  72,583,903    $  630,028
     ..........................................................................................
     T. Rowe Price High Yield Fund                            21.9   80,908,013       539,657
     ..........................................................................................
     T. Rowe Price International Bond Fund                    16.5   51,684,506       406,240
     ..........................................................................................
     T. Rowe Price Equity Income Fund                         13.3   13,846,979       327,481
     ..........................................................................................
     T. Rowe Price GNMA Fund                                  12.6   32,715,326       310,141
     ..........................................................................................
     T. Rowe Price U.S. Treasury Long-Term Fund                7.1   15,435,972       174,272
     ..........................................................................................
     T. Rowe Price Emerging Markets Bond Fund                  3.0    7,267,324        74,999

Total Investments

99.9% of Net Assets (Cost $2,570,466)                                              $2,462,818

Other Assets Less Liabilities                                                           1,922
                                                                                   ............

NET ASSETS                                                                         $2,464,740
                                                                                  -------------
Net Assets Consist of:

Undistributed net investment income (loss)                                         $  (11,545)

Undistributed net realized gain (loss)                                                   (592)

Net unrealized gain (loss)                                                           (107,648)

Paid-in-capital applicable to 232,514,035 shares of $0.01
par value capital stock outstanding; 1,000,000,000 shares of
the Corporation authorized                                                          2,584,525
                                                                                   ............

NET ASSETS                                                                         $2,464,740
                                                                                  -------------

NET ASSET VALUE PER SHARE                                                          $    10.60
                                                                                  -------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUNDS
-------------------------------------------------------------------------------
                                                              December 31, 2001

                                                  Percent of
STATEMENT OF NET ASSETS                           Net Assets           Shares               Value
---------------------------------------------------------------------------------------------------
                                                                                     In thousands
     T. Rowe Price International Stock Fund             48.2%       2,814,326       $      30,929
     ..............................................................................................
     T. Rowe Price European Stock Fund                  30.0        1,202,038              19,245
     ..............................................................................................
     T. Rowe Price Emerging Markets Stock Fund           6.3          374,469               4,033
     ..............................................................................................
     T. Rowe Price Japan Fund*                           4.8          504,132               3,055
     ..............................................................................................
     T. Rowe Price New Asia Fund*                        3.1          317,651               1,973
     ..............................................................................................
     T. Rowe Price International Discovery Fund*         2.9           98,308               1,885
     ..............................................................................................
     T. Rowe Price Emerging Markets Bond Fund            2.0          124,993               1,290
     ..............................................................................................
     T. Rowe Price Emerging Europe &
     Mediterranean Fund*                                 1.8          162,862               1,137
     ..............................................................................................
     T. Rowe Price Latin America Fund                    0.9           66,083                 606
     ..............................................................................................

Total Investments
100.0% of Net Assets (Cost $89,047)                                                    $   64,153

Other Assets Less Liabilities                                                                   -
                                                                                       ............
NET ASSETS                                                                             $   64,153
                                                                                      -------------
Net Assets Consist of:

Undistributed net investment income (loss)                                             $        6

Undistributed net realized gain (loss)                                                    (1,392)

Net unrealized gain (loss)                                                               (24,894)

Paid-in-capital applicable to 8,272,254 shares of $0.01
par value capital stock outstanding; 1,000,000,000 shares of
the Corporation authorized                                                                 90,433
                                                                                       ............
NET ASSETS                                                                             $   64,153
                                                                                      -------------
NET ASSET VALUE PER SHARE                                                              $     7.76
                                                                                      -------------

*Non-Income producing securities

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM FUNDS
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

In thousands                                     Growth         Income      International
                                                   Fund           Fund               Fund

                                                   Year           Year               Year
                                                  Ended          Ended              Ended
                                               12/31/01       12/31/01           12/31/01
     Investment Income

      Income distributions from
      underlying funds                       $   26,018      $ 128,634        $     1,453

     Realized and Unrealized Gain (Loss)     .............................................

     Net realized gain (loss)
      Sale of underlying funds                  (18,455)        (8,703)            (1,316)
      Capital gain distributions
      from underlying funds                      57,964         13,424                 96
                                             ..............................................
      Net realized gain (loss)                   39,509          4,721             (1,220)
     Change in net unrealized gain or loss     (283,699)       (23,680)           (16,590)
                                             ..............................................
     Net realized and unrealized gain (loss)   (244,190)       (18,959)           (17,810)

    INCREASE (DECREASE) IN NET               ..............................................
    ASSETS FROM OPERATIONS                   $ (218,172)     $ 109,675        $   (16,357)
                                             ----------------------------------------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
  In thousand

                                                               Year
                                                              Ended
                                                           12/31/01         12/31/00
     Increase (Decrease) in Net Assets
     Operations
       Investment income                                 $   26,018       $   21,148
       Net realized gain (loss)                              39,509          309,905
       Change in net unrealized gain or loss               (283,699)        (332,877)
                                                         .............................
       Increase (decrease) in net assets from operations   (218,172)          (1,824)
                                                         .............................

     Distributions to shareholders
       Investment income                                    (26,289)         (19,850)
       Net realized gain                                    (45,971)        (305,942)
                                                         .............................
       Decrease in net assets from distributions            (72,260)        (325,792)
                                                         .............................

     Capital share transactions*
       Shares sold                                          258,950          450,959
       Distributions reinvested                              70,750          318,653
       Shares redeemed                                     (554,937)        (584,240)
                                                         .............................
       Increase (decrease) in net assets from capital
       share transactions                                  (225,237)         185,372
                                                         .............................

     Net Assets

     Increase (decrease) during period                     (515,669)        (142,244)
     Beginning of period                                  2,888,706        3,030,950
                                                         .............................
     End of period                                       $2,373,037       $2,888,706
                                                         -----------------------------

  *Share information
       Shares sold                                          17,934            25,290
       Distributions reinvested                              5,141            20,283
       Shares redeemed                                     (38,102)          (32,997)
                                                        ..............................
       Increase (decrease) in shares outstanding           (15,027)           12,576

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

In thousands
                                                                Year
                                                               Ended
                                                            12/31/01      12/31/00
     Increase (Decrease) in Net Assets

    Operations
      Investment income                                  $   128,634   $   144,048
      Net realized gain (loss)                                 4,721         4,158
      Change in net unrealized gain or loss                  (23,680)       21,745
                                                         ...........................
      Increase (decrease) in net assets from operations      109,675       169,951
                                                         ...........................
     Distributions to shareholders
      Investment income                                     (127,297)     (158,204)
      Net realized gain                                       (4,614)            -
      Tax return of capital                                  (17,707)            -
                                                         ...........................
      Decrease in net assets from distributions             (149,618)     (158,204)
                                                         ...........................
     Capital share transactions *
      Shares sold                                            626,448       515,198
      Distributions reinvested                               138,387       144,858
      Shares redeemed                                       (731,440)     (748,950)
                                                         ...........................
      Increase (decrease) in net assets from capital
      share transactions                                      33,395       (88,894)
                                                         ...........................
     Net Assets

     Increase (decrease) during period                        (6,548)      (77,147)
     Beginning of period                                   2,471,288     2,548,435
                                                         ...........................
     End of period                                       $ 2,464,740   $ 2,471,288
                                                        ----------------------------
    *Share information
      Shares sold                                             58,203        48,618
      Distributions reinvested                                12,882        13,676
      Shares redeemed                                        (68,033)      (70,770)
                                                         ...........................
      Increase (decrease) in shares outstanding                3,052        (8,476)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

In thousands

                                                               Year
                                                              Ended
                                                           12/31/01   12/31/00
     Increase (Decrease) in Net Assets

     Operations
      Investment income                                   $   1,453  $     857
      Net realized gain (loss)                               (1,220)    10,524
      Change in net unrealized gain or loss                 (16,590)   (25,521)
                                                          .......................
      Increase (decrease) in net assets from operations     (16,357)   (14,140)

     Distributions to shareholders                        .......................
      Investment income                                      (1,434)      (862)
      Net realized gain                                      (1,194)    (9,696)
                                                          .......................
      Decrease in net assets from distributions              (2,628)   (10,558)

     Capital share transactions*                        .......................
      Shares sold                                            29,002     65,631
      Distributions reinvested                                2,531     10,172
      Shares redeemed                                       (30,238)   (52,108)
                                                          .......................
      Increase (decrease) in net assets from capital
      share transactions                                      1,295     23,695
                                                          .......................
     Net Assets

     Increase (decrease) during period                      (17,690)    (1,003)
     Beginning of period                                     81,843     82,846
                                                          .......................
     End of period                                        $  64,153  $  81,843
                                                          -----------------------
    *Share information
      Shares sold                                             3,377      5,090
      Distributions reinvested                                  329      1,002
      Shares redeemed                                        (3,551)    (4,099)
                                                          .......................
      Increase (decrease) in shares outstanding                 155      1,993

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM FUNDS
-------------------------------------------------------------------------------
                                                              December 31, 2001

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

     T. Rowe Price Spectrum Fund, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the Act) as a nondiversified, open-end management investment company. Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (collectively, the Spectrum Funds), are three portfolios established by the corporation and commenced operations on June 29, 1990, June 29, 1990, and December 31, 1996, respectively.

     Each Spectrum Fund diversifies its assets within set limits among specific underlying T. Rowe Price funds (underlying Price funds). Spectrum Growth Fund seeks long-term capital appreciation and growth of income, with current income a secondary objective. Spectrum Income Fund seeks a high level of current income with moderate share price fluctuation. Spectrum International Fund seeks long-term capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Basis of Preparation The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Investments in the underlying Price funds are valued at the closing net asset value per share of each underlying fund on the day of valuation.

     Assets for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Distributions Income and capital gain distributions from the underlying Price funds and distributions to the Spectrum Funds' shareholders are recorded on the ex-dividend date.

     Other Income is recorded on the accrual basis. Purchases and sales of the underlying Price funds are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis.

T. ROWE PRICE SPECTRUM FUNDS
-------------------------------------------------------------------------------

NOTE 2 - INVESTMENTS IN UNDERLYING FUNDS

     Purchases and sales of the underlying Price funds for the year ended December 31, 2001, were as follows:
     --------------------------------------------------------------------------

                                   Growth            Income    International
                                     Fund              Fund             Fund

     Purchases               $153,064,000      $596,894,000      $21,895,000
     Sales                    355,392,000       557,858,000       21,680,000

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     Distributions to shareholders during the year ended were characterized as follows for tax purposes:
-------------------------------------------------------------------------------

                                     Growth             Income     International
                                       Fund               Fund              Fund

     Ordinary income            $36,140,000       $127,297,000       $ 1,513,000
     Long-term capital gain     $36,120,000       $  4,614,000       $ 1,115,000
     Return of capital                    -         17,707,000                 -
                                ..................................................
     Total distributions        $72,260,000       $149,618,000       $ 2,628,000
                               ---------------------------------------------------

T. ROWE PRICE SPECTRUM FUNDS
-------------------------------------------------------------------------------

     The tax-basis components of net assets at December 31, 2001 were as follows:
   ----------------------------------------------------------------------------

                                                        Growth             Income     International
                                                          Fund               Fund              Fund

     Unrealized appreciation                      $290,909,000       $ 46,489,000      $     33,000
     Unrealized depreciation                       (93,724,000)      (154,729,000)      (25,209,000)
                                                 .....................................................
     Net unrealized appreciation (depreciation)    197,185,000       (108,240,000)      (25,176,000)
     Undistributed ordinary income                     527,000        (11,545,000)           18,000
     Undistributed long-term capital gains           9,812,000                  -                 -
     Capital loss carryforwards                              -                  -        (1,122,000)
                                                 .....................................................
     Distributable earnings                        207,524,000       (119,785,000)      (26,280,000)
     Paid-in capital                             2,165,513,000      2,584,525,000        90,433,000
                                                 .....................................................
     Net assets                                 $2,373,037,000     $2,464,740,000      $ 64,153,000
                                               -------------------------------------------------------

     Pursuant to federal income tax regulations applicable to investment companies, the International Fund elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December
     31, 2001, $281,000 of realized capital losses reflected in the International Fund's accompanying financial statements will not be recognized for federal income tax purposes until 2002. Each fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2001, the International Fund has $1,122,000, of capital loss carryforwards that expire in 2009.

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the funds recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.
-------------------------------------------------------------------------------

                                                       Growth              Income        International
                                                         Fund                Fund                 Fund

     Undistributed net investment income        $           -      $      699,000      $             -
     Undistributed net realized gain                        -            (699,000)                   -

T. ROWE PRICE SPECTRUM FUNDS
-------------------------------------------------------------------------------

     At December 31, 2001, the cost of investments for federal income tax purposes was $2,175,743,000, $2,571,058,000 and $89,328,000 for Growth
     Fund, Income Fund, and International Fund, respectively.

NOTE 4 - RELATED PARTIES

     T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, is the investment manager for Spectrum Growth and Spectrum Income Funds, and also serves as manager for the domestic underlying Price funds. T. Rowe Price International, Inc.
     (Price International), wholly owned by Price Associates, is the investment manager for Spectrum International Fund, and also serves as manager for the international underlying Price funds. Price Associates and its wholly owned subsidiaries provide transfer and dividend disbursing agent, accounting, shareholder servicing, administrative, marketing, and certain other services to the Spectrum Funds. Certain officers and directors of the Spectrum Funds are also officers and directors of Price Associates and its subsidiaries, and the underlying Price funds.

     The Spectrum Funds pay no management fees; however, Price Associates and Price International receive management fees for managing the underlying Price funds. In addition, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds, pursuant to special servicing agreements between and among the corporation, the underlying Price funds, Price Associates, and, in the case of Spectrum International, Price International. Therefore, the Spectrum Funds each operate at a zero expense ratio, although the valuations of the underlying Price funds reflect the impact of Spectrum investments on management fees and other expenses of the underlying Price funds.

     The Spectrum Funds do not invest in underlying Price funds for the purpose of exercising management or control; however, investments by Spectrum within the set limits may represent a significant portion of an underlying Price fund's net assets. At December 31, 2001, Spectrum International Fund held less than 25% of the outstanding shares of any underlying Price fund; Spectrum Growth Fund held approximately 36.5% of the outstanding shares of the Mid-Cap Value fund and Spectrum Income Fund held approximately 56.9% of the outstanding shares of the U.S. Treasury Long-Term Bond fund, 53.3% of the International Bond fund, 48.2% of the Emerging Markets Bond fund, 34.9% of

T. ROWE PRICE SPECTRUM FUNDS
-------------------------------------------------------------------------------

     the New Income fund, 34.2% of the High Yield fund, and 27.2% of the GNMA fund.

     Spectrum Income Fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. Price Associates provides program management, investment advisory, and administrative services to various state-sponsored college savings plans, which offer portfolios that invest in registered mutual funds
     (underlying funds) as investment options. These college savings plans do not invest in the underlying funds for the purpose of exercising management or control. As approved by the corporation's Board of Directors, Spectrum Income Fund is allocated the cost of shareholder servicing associated with each college savings plan in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2001, expenses associated with operations of Spectrum Income Fund included $68,000 for shareholder servicing costs related to the college savings plans. At December 31, 2001, approximately 0.37% of the outstanding shares of Spectrum Income Fund were held by college savings plans.

T. ROWE PRICE SPECTRUM FUNDS
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price Spectrum Fund, Inc. and Shareholders of Spectrum Growth Fund, Spectrum Income Fund and Spectrum International Fund

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spectrum Growth Fund, Spectrum Income Fund and Spectrum International Fund (comprising T. Rowe Price Spectrum Fund, Inc., hereafter referred to as the "Funds") at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
January 18, 2002

T. ROWE PRICE SPECTRUM FUNDS
-------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/01
-------------------------------------------------------------------------------

 We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

 The funds' distributions included capital gain amounts as follows:

                                                        Growth             Income     International
                                                          Fund               Fund              Fund

     Short-term gains                          $     9,851,000            789,000            80,000
     Long-term 20% rate gains                  $    36,120,000          4,615,000         1,115,000

 For corporate shareholders, $12,730,000 of the Growth Fund's and $10,586,000 of the Income Fund's distributed income and short-term capital gains qualified for the dividends-received deduction.
-------------------------------------------------------------------------------

T. ROWE PRICE SPECTRUM FUNDS
-------------------------------------------------------------------------------

ANNUAL MEETING RESULTS
-------------------------------------------------------------------------------

The T. Rowe Price Spectrum Funds held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the funds.

The results of voting were as follows (by number of shares):

 M. David Testa                        F. Pierce Linaweaver
 Affirmative:         255,132,739.189  Affirmative:          255,009,147.786
 Withhold:              2,538,731.712  Withhold:               2,662,323.115

 Total:               257,671,470.901  Total:                257,671,470.901

 James A.C. Kennedy                    Hanne M. Merriman
 Affirmative:         253,596,759.523  Affirmative:          255,081,126.007
 Withhold:              4,074,711.378  Withhold:               2,590,344.894

 Total:               257,671,470.901  Total:                257,671,470.901

 Calvin W. Burnett                     John G. Schreiber
 Affirmative:         254,756,354.500  Affirmative:          255,083,968.508
 Withhold:              2,915,116.401  Withhold:               2,587,502.393

 Total:               257,671,470.901  Total:                257,671,470.901

 Anthony W. Deering                    Hubert D. Vos
 Affirmative:         255,078,802.686  Affirmative:          255,007,421.228
 Withhold:              2,592,668.215  Withhold:               2,664,049.673

 Total:               257,671,470.901  Total:                257,671,470.901

 Donald W. Dick, Jr.                   Paul M. Wythes
 Affirmative:         255,131,511.239  Affirmative:          254,996,533.415
 Withhold:              2,539,959.662  Withhold:               2,674,937.486

 Total:               257,671,470.901  Total:                257,671,470.901

 David K. Fagin                        James S. Riepe
 Affirmative:         255,078,326.195  Affirmative:          255,130,703.900
 Withhold:              2,593,144.706  Withhold:               2,540,767.001

 Total:               257,671,470.901  Total:                257,671,470.901

T. ROWE PRICE SPECTRUM FUNDS
-------------------------------------------------------------------------------

INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------
                                                                 Number of
                                                                 Portfolios
                               Term of        Principal          in Fund            Other
Name,           Position(s)    Office* and    Occupation(s)      Complex            Directorships
Address, and    Held With      Length of      During Past        Overseen           of Public
Date of Birth   Fund           Time Served    5 Years            by Director        Companies Held
-----------------------------------------------------------------------------------------------------
Calvin W.       Director       Elected in     President,         97                  Provident Bank
Burnett, Ph.D.                 2001           Coppin State                           of Maryland
100 East Pratt                                College
Street
3/16/32
-----------------------------------------------------------------------------------------------------

Anthony W.      Director      Elected in      Director,          97                  The Rouse
Deering                       2001            Chairman of                            Company
100 East Pratt                                the Board,
Street                                        President, and
1/28/45                                       Chief Executive
                                              Officer, The
                                              Rouse Company,
                                              real estate
                                              developers
-----------------------------------------------------------------------------------------------------

Donald W.       Director      Elected in      Principal,         97                  Not Applicable
Dick, Jr.                     1999            EuroCapital
100 East Pratt                                Advisors, LLC, an
Street                                        acquisition and
1/27/43                                       management
                                              advisory firm
-----------------------------------------------------------------------------------------------------

David K. Fagin  Director      Elected in      Director,          97                  Dayton Mining
100 East Pratt                1999            Dayton Mining                          Corporation,
Street                                        Corporation                            Golden Star
4/9/38                                        (6/98 to pre-                          Resources Ltd.,
                                              sent), Golden                          and Canyon
                                              Star Resources                         Resources, Corp.
                                              Ltd., and Canyon
                                              Resources, Corp.
                                              (5/00 to pre-
                                              sent); Chairman
                                              and President,
                                              Nye Corporation
-----------------------------------------------------------------------------------------------------

*Each director serves until election of a successor.

T. ROWE PRICE SPECTRUM FUNDS
-------------------------------------------------------------------------------

INDEPENDENT DIRECTORS (CONTINUED)
-------------------------------------------------------------------------------------------------------
                                                                 Number of
                                                                 Portfolios
                               Term of        Principal          in Fund            Other
Name,           Position(s)    Office* and    Occupation(s)      Complex            Directorships
Address, and    Held With      Length of      During Past        Overseen           of Public
Date of Birth   Fund           Time Served    5 Years            by Director        Companies Held
------------------------------------------------------------------------------------------------------
F. Pierce         Director     Elected in     President, F.      97                 Not Applicable
Linaweaver                     2001           Pierce
100 East Pratt                                Linaweaver &
Street                                        Associates, Inc.,
8/22/34                                       consulting envi-
                                              ronmental and
                                              civil engineers
------------------------------------------------------------------------------------------------------

Hanne M.          Director     Elected in     Retail Business    97               Ann Taylor Stores
Merriman                       1999           Consultant                            Corporation,
100 East Pratt                                                                      Ameren Corp.,
Street                                                                              Finlay
11/16/41                                                                            Enterprises, Inc.,
                                                                                    The Rouse
                                                                                    Company, and
                                                                                    US Airways
                                                                                    Group, Inc.
------------------------------------------------------------------------------------------------------

John G.           Director     Elected in     Owner/President,   97             AMLI Residential
Schreiber                      2001           Centaur Capital                       Properties Trust,
100 East Pratt                                Partners, Inc., a                     Host Marriott
Street                                        real estate                           Corporation,
10/21/46                                      investment com-                       and The Rouse
                                              pany; Senior                          Company, real
                                              Advisor and                           estate
                                              Partner,                              developers
                                              Blackstone
                                              Real Estate
                                              Advisors, L.P.
------------------------------------------------------------------------------------------------------

*Each director serves until election of a successor.

T. ROWE PRICE SPECTRUM FUNDS
-------------------------------------------------------------------------------

INDEPENDENT DIRECTORS (CONTINUED)
------------------------------------------------------------------------------------------------------
                                                                 Number of
                                                                 Portfolios
                               Term of        Principal          in Fund            Other
Name,           Position(s)    Office* and    Occupation(s)      Complex            Directorships
Address, and    Held With      Length of      During Past        Overseen           of Public
Date of Birth   Fund           Time Served    5 Years            by Director        Companies Held
-----------------------------------------------------------------------------------------------------
Hubert D. Vos   Director       Elected in     Owner/President,   97                  Not Applicable
100 East Pratt                 1999           Stonington
Street                                        Capital
8/2/33                                        Corporation, a
                                              private invest-
                                              ment company
-----------------------------------------------------------------------------------------------------

Paul M.         Director       Elected in     Founding Partner   97                  Teltone
Wythes                         1999           of Sutter Hill                         Corporation
100 East Pratt                                Ventures, a ven-
Street                                        ture capital lim-
6/23/33                                       ited partnership,
                                              providing equity
                                              capital to young
                                              high-technology
                                              companies
                                              throughout the
                                              United States
-----------------------------------------------------------------------------------------------------

*Each director serves until election of a successor.

INSIDE DIRECTORS
------------------------------------------------------------------------------------------------------
                                                                      Number of         Other
                                                                      Portfolios        Director-
                               Term of        Principal               in Fund           ships of
Name,           Position(s)    Office* and    Occupation(s)           Complex           Public
Address, and    Held With      Length of      During Past             Overseen          Companies
Date of Birth   Fund           Time Served    5 Years                 by Director       Held
-----------------------------------------------------------------------------------------------------
James A.C.      Director       Elected in     Managing Director and   32                Not
Kennedy                        2001           Director, T.Rowe Price                    Applicable
100 East Pratt                                and T. Rowe Price
Street                                        Group, Inc.
8/15/53
-----------------------------------------------------------------------------------------------------

*Each director serves until election of a successor.

T. ROWE PRICE SPECTRUM FUNDS
-------------------------------------------------------------------------------

INSIDE DIRECTORS (CONTINUED)
------------------------------------------------------------------------------------------------------
                                                                        Number of       Other
                                                                        Portfolios      Director-
                               Term of        Principal                 in Fund         ships of
Name,           Position(s)    Office* and    Occupation(s)             Complex         Public
Address, and    Held With      Length of      During Past               Overseen        Companies
Date of Birth   Fund           Time Served    5 Years                   by Director     Held
-----------------------------------------------------------------------------------------------------
James S. Riepe  Director       Elected in     Vice Chairman             82              Not
100 East Pratt                 1990           of the Board, Director                    Applicable
Street                                        and Managing Director,
6/25/43                                       T.Rowe Price Group,
                                              Inc.; Director and
                                              Managing Director,
                                              T.Rowe Price; Chairman
                                              of the Board and
                                              Director, T. Rowe Price
                                              Investment Services,
                                              Inc., T. Rowe Price
                                              Retirement Plan
                                              Services, Inc., and
                                              T.Rowe Price Services,
                                              Inc.; Chairman of the
                                              Board, Director,
                                              President, and Trust
                                              Officer, T. Rowe Price
                                              Trust Company; Director,
                                              T. Rowe Price
                                              International, Inc.
-----------------------------------------------------------------------------------------------------

M. David Testa  Director       Elected in     Vice Chairman             97              Not
100 East Pratt                 1999           of the Board, Chief                       Applicable
Street                                        Investment Officer,
4/22/44                                       Director, and Managing
                                              Director, T. Rowe Price
                                              Group, Inc.; Chief
                                              Investment Officer,
                                              Director, and Managing
                                              Director, T. Rowe Price;
                                              Vice President
                                              and Director,
                                              T. Rowe Price Trust
                                              Company; Director,
                                              T. Rowe Price
                                              International, Inc.
-----------------------------------------------------------------------------------------------------

*Each director serves until election of a successor.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
-------------------------------------------------------------------------------

     INVESTMENT SERVICES AND INFORMATION

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

          In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

     ACCOUNT SERVICES

          Automated 24-Hour Services Including Tele*Access(R) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

          Automatic Investing. From your bank account or paycheck.

          Automatic Withdrawal. Scheduled, automatic redemptions.

          IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

     BROKERAGE SERVICES *

          Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

     INVESTMENT INFORMATION

          Consolidated Statement. Overview of all of your accounts.

          Shareholder Reports. Manager reviews of their strategies and results.

          T. Rowe Price Report. Quarterly investment newsletter.

          Performance Update. Quarterly review of all T. Rowe Price fund results.

          Insights. Educational reports on investment strategies and markets.

          Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

        * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE PLANNING TOOLS AND SERVICES
-------------------------------------------------------------------------------

     T. ROWE PRICE RETIREMENT SERVICES

          T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

          PLANNING TOOLS AND SERVICES
          .....................................................................

          T. Rowe Price(R) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          Rollover Investment Service offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

          IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts reflect your desired asset allocation.

          Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

          INVESTMENT VEHICLES
          .....................................................................

          Individual Retirement Accounts (IRAs)
          No-Load Variable Annuities
          Small Business Retirement Plans

T. ROWE PRICE WEB SERVICES
-------------------------------------------------------------------------------

     www.troweprice.com

          ACCOUNT INFORMATION
          .....................................................................

          Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

          AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.

          FINANCIAL TOOLS AND CALCULATORS
          .....................................................................

          College Planning Calculator. This application allows you to determine simultaneously the college costs for as many as five children.

          Portfolio Spotlight. This powerful tool provides investors with a clear picture of how all their investments fit together by sector and asset class.

          Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for your needs.

          Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          INVESTMENT TRACKING AND INFORMATION
          .....................................................................

          My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

          Watchlist Pro. Powered by SmartMoney, this tool allows investors to easily track personalized lists of securities and other financial information.

          Portfolio Tracker. Powered by SmartMoney, this tool helps investors monitor the performance of their mutual fund and equity holdings.

          Portfolio Review. This convenient, four-step planning tool is designed to help you see where you stand now and whether your investments are on the right track for the future.

T. ROWE PRICE MUTUAL FUNDS
-------------------------------------------------------------------------------

STOCK FUNDS                     BOND FUNDS                     MONEY MARKET FUNDS[dagger]
.............................................................................................
Domestic                        Domestic Taxable               Taxable
Blue Chip Growth*               Corporate Income               Prime Reserve
Capital Appreciation            GNMA                           Summit Cash Reserves
Capital Opportunity             High Yield*                    U.S. Treasury Money
Developing Technologies         New Income
Diversified Small-Cap Growth    Short-Term Bond                Tax-Free
Dividend Growth                 Spectrum Income                California Tax-Free Money
Equity Income*                  Summit GNMA                    Maryland Tax-Free Money
Equity Index 500                U.S. Bond Index                New York Tax-Free Money
Extended Equity Market Index    U.S. Treasury Intermediate     Summit Municipal Money Market
Financial Services              U.S. Treasury Long-Term        Tax-Exempt Money
Growth & Income
Growth Stock*                   Domestic Tax-Free              INTERNATIONAL/GLOBAL
Health Sciences                 California Tax-Free Bond       FUNDS
Media & Telecommunications      Florida Intermediate Tax-Free  .............................
Mid-Cap Growth*                 Georgia Tax-Free Bond
Mid-Cap Value                   Maryland Short-Term            Stock
New America Growth                Tax-Free Bond                Emerging Europe &
New Era                         Maryland Tax-Free Bond           Mediterranean
New Horizons**                  New Jersey Tax-Free Bond       Emerging Markets Stock
Real Estate                     New York Tax-Free Bond         European Stock
Science & Technology*           Summit Municipal Income        Global Stock
Small-Cap Stock*                Summit Municipal Intermediate  Global Technology
Small-Cap Value*                Tax-Free High Yield            International Discovery**
Spectrum Growth                 Tax-Free Income                International Equity Index
Tax-Efficient Growth            Tax-Free Intermediate Bond     International Growth & Income
Tax-Efficient Multi-Cap Growth  Tax-Free Short-Intermediate    International Stock*
Total Equity Market Index       Virginia Tax-Free Bond         Japan
Value*                                                         Latin America
                                                               New Asia
                                                               Spectrum International

BLENDED ASSET FUNDS                                            Bond
................................                                Emerging Markets Bond
Balanced                                                       International Bond*
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

**         Closed to new investors.

[dagger] Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

           Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

[logo]
Invest With Confidence(R)           T.Rowe Price Investment Services, Inc.
T.RowePrice                         100 East Pratt Street
                                    Baltimore, MD 21202

                                                             C08-050 12/31/01 R